SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2002

Commission File Number 0-25298

OAK TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	77-0161486
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1390 Kifer Road, Sunnyvale California 94086

(Address of principal executive offices, including zip code)

(408) 523-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

This Amendment No. 2 on Form 8-K/A (this “Amendment”) hereby amends Item 7 of the Current Report on Form 8-K/A filed on January 6, 2003 by Oak Technology, Inc., a Delaware corporation (“Oak”), relating to the acquisition of TeraLogic, Inc., a Delaware corporation (“TeraLogic”).  Oak is filing this Amendment to include additional historical financial information required with respect to TeraLogic and supplemental pro forma financial information required with respect to the acquisition of TeraLogic.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements are included hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The required pro forma financial information is included hereto as Exhibit 99.3.

(c) Exhibits

The following exhibits are filed herewith:

2.1

Agreement and Plan of Merger dated as of October 7, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (Incorporated by reference to Exhibit 2.1 filed with Oak’s Form 8-K (SEC File No. 000-25298) on October 8, 2002) (1)

2.2	First Amendment to the Agreement and Plan of Merger, dated as of October 25, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (1)
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Press Release of the Company, dated October 25, 2002 (1)
99.2	Financial Statements of TeraLogic, Inc.
99.3	Pro Forma Financial Information

(1) Incorporated by reference to exhibits to the Current Report on Form 8-K filed on October 30, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK TECHNOLOGY, INC.
Date: February 12, 2003	By:	/s/ YOUNG K. SOHN
Young K. Sohn Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated as of October 7, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (Incorporated by reference to Exhibit 2.1 filed with Oak’s Form 8-K (SEC File No. 000-25298) on October 8, 2002) (1)

2.2	First Amendment to the Agreement and Plan of Merger, dated as of October 25, 2002, by and among Oak Technology, Inc., Optic Acquisition Corp. and TeraLogic, Inc. (1)
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Press Release of the Company, dated October 25, 2002 (1)
99.2	Financial Statements of TeraLogic, Inc.
99.3	Pro Forma Financial Information

(1) Incorporated by reference to exhibits to the Current Report on Form 8-K filed on October 30, 2002